UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC. 20549
                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): October 1, 1999

                               MEDIA GENERAL, INC.
             (Exact name of registrant as specified in its charter)

          Commonwealth of Virginia                          54-0850433
       (State or other jurisdiction of                   (I.R.S. Employer
       incorporation or organization)                   Identification No.)

 333 E. Franklin St., Richmond, VA                             23219
  (Address of principal executive offices)                   (Zip Code)

                                 (804) 649-6000
              (Registrant's telephone number, including area code)

                                       N/A
                                       ---

              (Former name, former address and former fiscal year,
                         if changed since last report.)


ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

         On April 22, 1999, Media General, Inc., (the "Company"), entered into a Purchase Agreement with Cox Communications, Inc., (the "Buyer"), pursuant to which the Buyer agreed to purchase the following: Media General Cable of Fairfax County, Inc., Media General Cable of Fredericksburg, Inc., Media General Telecommunications, Inc., and Mega Advertising, Inc., (collectively the "Cable Segment"). The Cable Segment serves approximately 260,000 subscribers in Fairfax County and Fredericksburg, Virginia. In addition, the Cable Segment operates an advertising company and high-speed internet service in Fairfax County.

         On October 1, 1999 (the "Closing Date"), the sale of the Cable Segment was completed and the Buyer acquired all issued and outstanding common stock of the companies within the Cable Segment. Certain assets and liabilities of the Cable Segment, primarily intercompany in nature, were retained by the Company. In accordance with the Purchase Agreement, filed as Exhibit 2.1, the Buyer paid to the Company on the Closing Date approximately $1.4 billion in cash consideration. This consideration is subject to adjustment during a ninety day post-closing period.

         Unrelated to this transaction, a subsidiary of the Company, the parent of the Buyer, and a third party, each own a one-third interest in Southeast Paper Manufacturing Company, a domestic newsprint manufacturer.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(a)  Financial Statements of Business Acquired.

     Not applicable

(b)  Pro Forma Financial Information.

     The following unaudited pro forma condensed consolidated financial statements are filed with this report:

     Pro Forma Condensed Consolidated Balance Sheet at June 27, 1999....Page 4
     Pro Forma Condensed Consolidated Statements of Operations:
           Year Ended December 29, 1996.................................Page 5
           Year Ended December 28, 1997.................................Page 6
           Year Ended December 27, 1998.................................Page 7
           Six Months Ended June 27, 1999...............................Page 8

     The Pro Forma Condensed Consolidated Balance Sheet of the Company at June 27, 1999, reflects the financial position of the Company after giving effect to the disposition of the Cable Segment and assumes the disposition took place on June 27, 1999. The Pro Forma Condensed Consolidated Statements of Operations for the fiscal years ended December 29, 1996, December 28, 1997, and December 27, 1998, and the six months ended June 27, 1999, assume that the disposition occurred on January 1, 1996.

     The unaudited pro forma condensed consolidated financial statements have been prepared by the Company based upon certain assumptions as disclosed in the footnotes to those financial statements. The unaudited pro forma condensed consolidated financial statements presented herein are shown for illustrative purposes only and are not necessarily indicative of the future financial position or future results of operations of the Company, or of the financial position or results of operations of the Company that would have actually occurred had the transaction been in effect as of the date or for the periods presented. In addition, it should be noted that in the future the Company's financial statements will reflect the disposition only from October 1, 1999.

     The unaudited pro forma condensed consolidated financial statements should be read in conjunction with the historical financial statements and related notes of the Company.

(c)  Exhibits.

     2.1 Purchase Agreement Dated as of April 22, 1999, by and Between Cox Communications, Inc. and Media General, Inc. as amended October 1, 1999.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                               MEDIA GENERAL, INC.


DATE: October 15, 1999         /s/ Marshall N. Morton
                               --------------------------------------------
                               Marshall N. Morton
                               Senior Vice President and Chief Financial Officer

                               MEDIA GENERAL, INC.
         PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET AT JUNE 27, 1999
                                   (UNAUDITED)
                                     (000'S)

                                                                                  PRO FORMA ADJUSTMENTS
                                                                                  ---------------------
                                                         HISTORICAL           CABLE (A)         OTHER          PRO FORMA
                                                         ----------           ---------         -----          ---------
ASSETS
Current assets:
  Cash and cash equivalents                             $     6,079       $       ---       $   550,000  (B) $   556,079
  Accounts receivable                                       103,605            (9,082)              ---           94,523
  Inventories                                                20,328            (3,963)              ---           16,365
  Other current assets                                       26,820            (1,317)              ---           25,503
                                                        ----------------------------------------------------------------
         Total current assets                               156,832           (14,362)          550,000          692,470
                                                        ----------------------------------------------------------------
Investments in unconsolidated affiliates                    147,183              (741)              ---          146,442
Other assets                                                 46,414            (2,708)              ---           43,706
Property, plant and equipment - net                         491,166          (101,356)              ---          389,810
Excess of cost over fair value of net identifiable
assets of acquired businesses - net                         642,700            (2,414)              ---          640,286
FCC licenses and other intangibles - net                    392,079               ---               ---          392,079
                                                        ----------------------------------------------------------------
         TOTAL ASSETS                                   $ 1,876,374       $  (121,581)      $   550,000      $ 2,304,793
                                                        ================================================================
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
  Accounts payable                                      $    23,316       $    (3,667)      $       ---      $    19,649
  Income taxes payable                                          ---               ---           520,000  (C)     520,000
  Accrued expenses and other liabilities                     95,246           (19,564)              ---           75,682
                                                        ----------------------------------------------------------------
         Total current liabilities                          118,562           (23,231)          520,000          615,331
                                                        ----------------------------------------------------------------
Long-term debt                                              909,941               ---          (850,000) (D)      59,941
Deferred income taxes                                       242,308           (20,673)              ---          221,635
Other liabilities and deferred credits                      118,964            (4,441)              ---          114,523
Stockholders' Equity                                        486,599           (73,236)          880,000  (E)   1,293,363
                                                        ----------------------------------------------------------------
TOTAL LIABILITIES AND STOCKHOLDERS'
  EQUITY                                                $ 1,876,374        $ (121,581)       $  550,000      $ 2,304,793
                                                        ==================================================================

(A) To reflect the elimination of the assets and liabilities sold to Cox Communications included in the Company's balance sheet as of June 27, 1999.
(B) To reflect the estimated $1.4 billion of proceeds from the sale of the Cable Segment less the estimated $850 million used to pay off long-term revolving debt.
(C) To reflect the estimated income taxes payable related to the gain on the sale.
(D) To reflect the pay-off of amounts outstanding under the Company's Revolving Credit Agreements.
(E) Includes an approximate $800 million gain on the sale of the Cable Segment, net of income taxes.

                               MEDIA GENERAL, INC.
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 29, 1996
                                   (UNAUDITED)
                        (000'S EXCEPT FOR PER SHARE DATA)

                                                                                  PRO FORMA ADJUSTMENTS
                                                                                  ---------------------
                                                         HISTORICAL           CABLE (A)         OTHER        PRO FORMA (D)
                                                         ----------           ---------         -----        -------------

Revenues                                                $   765,105       $   (146,160)     $       ---      $   618,945
Operating costs:
  Production                                                410,659           (68,018)              ---          342,641
  Selling, distribution and administrative                  187,059           (24,927)              ---          162,132
  Depreciation and amortization                              64,951           (26,207)              ---           38,744
                                                        ----------------------------------------------------------------
         Total operating costs                              662,669          (119,152)              ---          543,517
                                                        ----------------------------------------------------------------
Operating income                                            102,436           (27,008)              ---           75,428
                                                        ----------------------------------------------------------------
Other income (expense):
  Interest expense                                          (21,267)            6,959             4,453  (B)      (9,855)
  Investment income - unconsolidated affiliates              27,188               ---               ---           27,188
  Other, net                                                  1,381               ---               ---            1,381
                                                        ----------------------------------------------------------------
         Total other income (expense)                         7,302             6,959             4,453           18,714
                                                        ----------------------------------------------------------------
Income before income taxes                                  109,738           (20,049)            4,453           94,142
Income taxes                                                 39,240            (7,595)            1,689  (C)      33,334
                                                        ----------------------------------------------------------------
Net income                                              $    70,498       $   (12,454)      $     2,764      $    60,808
                                                        ================================================================
Weighted average shares                                      26,273                                               26,273
Earnings per common share                               $      2.68                                          $      2.31
Weighted average shares                                      26,572                                               26,572
Earnings per common share - assuming dilution           $      2.65                                          $      2.29

(A) To reflect the elimination of the operating results related to the Cable Segment for the entire period.
(B) To reflect the reduction of interest expense assuming the Company used the proceeds to pay off long-term revolving debt at the beginning of the period.
(C) To reflect the income tax effect of interest adjustments at a 37.925% effective rate.
(D) Although not included in the pro forma adjustments and net income reflected above, after repaying revolving debt the Company could have realized approximately $27.9 million (net of income taxes), $1.05 per share assuming dilution, in interest income had it invested at 5% the approximate $1.2 billion of excess proceeds from the sale of its Cable Segment for the period of time from the assumed transaction date until the related $520 million in income taxes would have been paid and the residual balance for the remainder of the period.

                               MEDIA GENERAL, INC.
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 28, 1997
                                   (UNAUDITED)
                        (000'S EXCEPT FOR PER SHARE DATA)

                                                                                  PRO FORMA ADJUSTMENTS
                                                                                  ---------------------
                                                         HISTORICAL           CABLE (A)         OTHER         PRO FORMA
                                                         ----------           ---------         -----         ---------

Revenues                                                $   909,987      $   (153,302)      $      ---       $   756,685
Operating costs:
  Production                                                453,937           (72,122)              ---          381,815
  Selling, distribution and administrative                  228,289           (22,942)              ---          205,347
  Depreciation and amortization                              98,316           (26,132)              ---           72,184
                                                        ----------------------------------------------------------------
         Total operating costs                              780,542          (121,196)              ---          659,346
                                                        ----------------------------------------------------------------
Operating income                                            129,445           (32,106)              ---           97,339
                                                        ----------------------------------------------------------------
Other income (expense):
  Interest expense                                          (65,442)            4,751            46,426  (B)     (14,265)
  Investment income - unconsolidated affiliates              21,037               ---               ---           21,037
  Other, net                                                  1,267                 3               ---            1,270
                                                        ----------------------------------------------------------------
         Total other income (expense)                       (43,138)            4,754            46,426            8,042
                                                        ----------------------------------------------------------------
Income before income taxes and extraordinary item            86,307           (27,352)           46,426          105,381
Income taxes                                                 33,797           (10,427)           17,607  (C)      40,977
                                                        ----------------------------------------------------------------
Income before extraordinary item                        $    52,510       $   (16,925)      $    28,819      $    64,404
                                                        ================================================================
Weighted average shares                                      26,353                                               26,353
Earnings per common share before extraordinary
  item                                                  $      1.99                                          $      2.44
Weighted average shares                                      26,694                                               26,694
Earnings per common share before extraordinary
  item - assuming dilution                              $      1.97                                          $      2.41

(A) To reflect the elimination of the operating results related to the Cable Segment for the entire period.
(B) To reflect the reduction of interest expense assuming the Company primarily used the proceeds from the Cable sale to fund acquisitions and that debt outstanding consisted of $20 million of industrial revenue bonds, $65 million Prudential senior notes, and an average of $50 million outstanding under the Revolving Credit Agreement.
(C) To reflect the income tax effect of interest adjustments at a 37.925% effective rate.

                               MEDIA GENERAL, INC.
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 27, 1998
                                   (UNAUDITED)
                        (000'S EXCEPT FOR PER SHARE DATA)

                                                                                  PRO FORMA ADJUSTMENTS
                                                                                  ---------------------
                                                         HISTORICAL           CABLE (A)         OTHER         PRO FORMA
                                                         ----------           ---------         -----         ---------

Revenues                                                 $  973,978        $  (157,042)       $    ---       $   816,936
Operating costs:
  Production                                                477,260           (77,864)              ---          399,396
  Selling, distribution and administrative                  240,487           (24,026)              ---          216,461
  Depreciation and amortization                             100,201           (24,412)              ---           75,789
                                                        ----------------------------------------------------------------
         Total operating costs                              817,948          (126,302)              ---          691,646
                                                        ----------------------------------------------------------------
Operating income                                            156,030           (30,740)              ---          125,290
                                                        ----------------------------------------------------------------
Other income (expense):
  Interest expense                                          (66,049)            3,465            54,092  (B)      (8,492)
  Investment income - unconsolidated affiliates              22,193               ---               ---           22,193
  Other, net                                                   (999)               19               ---             (980)
                                                        ----------------------------------------------------------------
         Total other income (expense)                       (44,855)            3,484            54,092           12,721
                                                        ----------------------------------------------------------------
Income before income taxes                                  111,175           (27,256)           54,092          138,011
Income taxes                                                 40,301            (9,819)           20,339  (C)      50,821
                                                        ----------------------------------------------------------------
Net income                                              $    70,874       $   (17,437)      $    33,753      $    87,190
                                                        ================================================================
Weighted average shares                                      26,579                                               26,579
Earnings per common share                               $      2.67                                          $      3.28
Weighted average shares                                      26,914                                               26,914
Earnings per common share - assuming dilution           $      2.63                                          $      3.24

(A) To reflect the elimination of the operating results related to the Cable Segment for the entire period.
(B) To reflect the reduction of interest expense assuming the Company used the proceeds to pay off long-term revolving debt at the beginning of the period.
(C) To reflect the income tax effect of interest adjustments at a 37.6% effective rate.

                               MEDIA GENERAL, INC.
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                     FOR THE SIX MONTHS ENDED JUNE 27, 1999
                                   (UNAUDITED)
                        (000'S EXCEPT FOR PER SHARE DATA)

                                                                                         PRO FORMA
                                                                  HISTORICAL            ADJUSTMENTS         PRO FORMA
                                                                  ----------            -----------         ---------
Revenues                                                         $   391,365              $   ---         $   391,365
Operating costs:
  Production                                                         192,732                  ---              192,732
  Selling, distribution and administrative                           106,254                  ---              106,254
  Depreciation and amortization                                       40,299                  ---               40,299
                                                                 -----------------------------------------------------
         Total operating costs                                       339,285                  ---              339,285
                                                                 -----------------------------------------------------
Operating income                                                      52,080                  ---               52,080
                                                                 -----------------------------------------------------
Other income (expense):
  Interest expense                                                   (30,168)              26,571  (A)          (3,597)
  Investment income - unconsolidated affiliates                        9,140                                     9,140
  Other, net                                                           1,068                                     1,068
                                                                 -----------------------------------------------------
         Total other income (expense)                                (19,960)              26,571                6,611
                                                                 -----------------------------------------------------
Income before income taxes                                            32,120               26,571               58,691
Income taxes                                                          13,248                9,991  (B)          23,239
                                                                 -----------------------------------------------------
Net income from continuing operations                            $    18,872           $   16,580          $    35,452
                                                                 =====================================================
Weighted average shares                                               26,616                                    26,616
Earnings per common share from continuing
   operations                                                    $      0.71                               $      1.33
Weighted average shares                                               26,995                                    26,995
Earnings per common share from continuing
   operations - assuming dilution                                $      0.70                               $      1.31

(A) To reflect the elimination of interest expense assuming the Company had no long-term revolving debt during the period.
(B) To reflect the income tax effect of interest adjustments at a 37.6% effective rate.